Exhibit 99.1

                                                                    NEWS RELEASE

Contact:
--------
Diane Bjorkstrom
Chief Financial Officer
408-982-8593
dbjorkstrom@tvia.com

FOR IMMEDIATE RELEASE
---------------------

       TVIA REPORTS FOURTH QUARTER AND FISCAL YEAR 2006 FINANCIAL RESULTS

SANTA CLARA, CALIFORNIA - May 26, 2006 - Tvia, Inc. (NASDAQ SmallCap: TVIA), a leading provider of digital display processors for advanced flat-panel TVs, broadcast digital DVRs, consumer display and monitor products, announced today financial results for the fourth quarter and fiscal year ended March 31, 2006.

Revenue for the fourth quarter of fiscal 2006, ended March 31, 2006, was $2,760,000, compared to $1,046,000 for the quarter ended March 31, 2005. For the twelve months ended March 31, 2006, revenues were $8,333,000, as compared to $3,281,000 in the comparable period ending March 31, 2005.

According to generally accepted accounting principles (GAAP), the net loss for the quarter ended March 31, 2006 totaled $2,210,000, or $0.09 per share. Non-GAAP net loss for the fourth quarter was $1,290,000 or $0.05 per share. Non-GAAP numbers exclude non-cash share-based compensation charges. This compares to the net loss for the comparable quarter ending March 31, 2005 of $2,937,000 or $0.13 per share. The GAAP net loss for the twelve months ended March 31, 2006 was $8,405,000, or $0.36 per share. The non-GAAP adjusted net loss for the twelve months was $6,446,000 or $0.27 per share, which excludes non-cash share-based compensation charges. This compares to the net loss for the comparable period ending March 31, 2005 of $7,640,000, or $0.33 per share. In the first quarter of fiscal year 2006, the Company elected early adoption of FAS 123R, the new accounting rules on stock-based compensation. In accordance with Staff Accounting Bulletin 107, issued March 2005, we present stock-based compensation within the same operating expense line items as cash compensation. The total stock compensation expense recorded in the quarter ended March 31, 2006 is $920,000. The total stock compensation expense recorded in the twelve months ended March 31, 2006 is $1,959,000. There is no comparable stock compensation expense recorded in the quarter and twelve months ended March 31, 2005. The Company previously announced mistakenly that the delay in releasing its fourth quarter and fiscal year 2006 financial results was the fault of its auditors. The Company is evaluating whether it has a material weakness in its controls over reporting of stock-based compensation expense.

The increase in annual revenue accounted for the decrease in the year- to-date non-GAAP net loss, offset partially by additional expenses related to the establishment of sales and customer support centers in Tokyo Japan, Beijing China, and Shenzhen China, as well as an increase in legal, audit fees and outside services associated with a public company and Sarbanes Oxley compliance.

The GAAP operating loss for the quarter ended March 31, 2006 was $2,287,000. The non-GAAP operating loss was $1,368,000 as compared to an operating loss of $3,030,000 for the quarter ended March 31, 2005. The GAAP operating loss for the twelve months ended March 31, 2006 was $8,807,000. The non-GAAP operating loss was $6,848,000 compared to an operating loss of $8,036,000, in the comparable period ending March 31, 2005.

The Non-GAAP net loss and Non-GAAP operating loss figures exclude the non-cash expense of share-based compensation and is intended to supplement our consolidated financial results prepared under generally accepted accounting principles ("GAAP"). Management believes that these Non-GAAP measures provide investors with an indication of Tvia's baseline performance before gains, losses or other charges that are considered by management to be outside the company's core performance. It also provides a basis for comparison of current financial results to those of previous quarters in which no comparable stock-based compensation expense was recorded. These Non-GAAP financial measures are also among the primary indicators management uses for planning purposes. However, Tvia's Non-GAAP measures are not in accordance with, or meant to substitute for, GAAP and may be materially different from those used by other companies. Reconciliation between the Non-GAAP financial measures used herein and the related GAAP measures is provided in a table following the consolidated financial statements.

In the fourth quarter of fiscal 2006, Tvia continued to focus on building the customer base and increased volume of design activity with DTV customers.

We are making great progress with customers in the US, Europe and Asia Pacific. We released our initial Turnkey LCD-TV reference design kit, for TrueView 5600, to customers in June 2005, and our follow-on Turnkey LCD-TV reference design kit, for TrueView 5725, was released last quarter. Those products, in conjunction with the support of our TV design center in Shenzhen, are making it easier for our customers to rapidly move products to mass production. Our LCD TV reference design kits, for European and US standards, enable customers to move to mass production within 2 to 3 months. An increasing number of customers are using our Shenzhen TV Design Center services with our LCD-TV reference design kits. The backlog for our design services is rising and has expanded to a two to three months cycle.

In the fourth quarter we successfully advanced our newest chip the TrueView 5725 into volume production, necessitated by unusually strong demand from our customers. The TrueView 5725 chip embedded in the TV5725 turnkey LCD TV design kit allows manufacturers to quickly enter the low cost LCD-TV market with significantly higher picture quality. Our TV design center has produced a complete LCD-TV system design with a bill of material at approximately $30 for an EU version and $25 for a US version. This allows TV manufacturers to get a low cost, high quality 17"-32" TV to market quickly at the lowest bill of material price, while producing significantly better picture quality in the very lucrative low cost LCD-TV market. TV suppliers, such as Hyundai in Korea and YDF (Yong De Fu Electronic) in China, are using Tvia's display processors and LCD TV reference designs in their LCD TV products destined for markets in Japan, China and Europe.

As a result of the increased customer demand, we continue to expand our customer support group for system design, application and software support. We have multiple teams available to provide these services to global customers and enable those customers to quickly move into volume production.

We continue to focus on our financial and operations infrastructure to ensure compliance with the requirements of the Sarbanes Oxley Act, as well as meet the anticipated demand for our products.

Cash reserves remain a priority to ensure that we have sufficient resources available to accomplish our vision to become a DTV leader, increase revenue, achieve profitability and acquire technology needed in our pursuit of the DTV market.

Management will host a conference call at 5:30 a.m. Pacific Time (8:30 a.m. Eastern Time) on May 26, 2006 to discuss Tvia's results for the quarter and fiscal year ended March 31, 2006. The live audio conference call will be accessible at URL: www.actioncast.acttel.com (event code is 34146), or by calling (303) 262-2142, or toll-free at 1-800-218-4007. After the event, a replay of this call will be available by dialing (303) 590-3000 (access code 11062092#).

ABOUT TVIA

Tvia, Inc. is a fabless semiconductor company which designs and develops an extensive line of flexible, high-quality digital display processors creating next-generation digital LCD, HD, SD, and progressive-scan TVs, as well as other multimedia related devices. Tvia provides customers with the foundation for building the most cost-effective display solutions on the market. Tvia's processors enhance viewer experience through the simultaneous presentation of multiple, independent media streams, and high resolution graphics on one or more displays. Tvia provides customers the foundation for building the most cost-effective display solutions and at the same time raises the bar by enhancing the viewer experience through simultaneous presentation of multiple, independent media streams, and high resolution graphics on one or more displays. More information about Tvia is available at www.tvia.com.

Information in this release that involves Tvia's expectations, beliefs, hopes, plans, intentions or strategies regarding the future are forward-looking statements that involve risks and uncertainties. Forward-looking statements in this press release include statements as to Tvia's focus, strategy and progress, Tvia's development of new products, the features and benefits of Tvia's products, and product acceptance and introduction by customers. All forward-looking statements included in this release are based upon information available to Tvia as of the date of this release, and Tvia assumes no obligation to update any such forward-looking statements. These statements are not guarantees of future performance, and actual results could differ materially from our current expectations. Factors that could cause or contribute to such differences or risks associated with our business are discussed in the Company's Annual Report on Form 10-K for the year ended March 31, 2005 filed on June 17, 2005, and Form 10-Q for the quarter ended December 31, 2005 filed on February 14, 2006, with the Securities and Exchange Commission ("SEC"), and in other reports filed from time to time with the SEC. These risks include, but are not limited to, the slower than anticipated emergence of the interactive television market, our ability to specify, develop or acquire, complete, introduce, market and transition to volume production new products and technologies in a timely manner, and the extent and duration of the current economic and business environment.

                                   TVIA, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                         FOR THE THREE MONTHS ENDED     FOR THE TWELVE MONTHS ENDED
                                                 MARCH 31,                       MARCH 31,
                                        ----------------------------    ----------------------------
                                            2006            2005            2006            2005
                                        ------------    ------------    ------------    ------------
Revenues:                               $      2,760    $      1,046    $      8,333    $      3,281

Cost of revenues:                                935             553           3,810           1,785

                                        ------------    ------------    ------------    ------------
Gross profit                            $      1,825    $        493    $      4,523    $      1,496
                                        ------------    ------------    ------------    ------------

Operating expenses:
  Research and development                     2,189           2,113           6,065           5,829
  Sales and marketing                          1,172             453           3,301           1,338
  General and administrative                     751             957           3,964           2,365
                                        ------------    ------------    ------------    ------------
  Total operating expenses                     4,112           3,523          13,330           9,532
                                        ------------    ------------    ------------    ------------

    Operating loss                      $     (2,287)   $     (3,030)   $     (8,807)   $     (8,036)
                                        ------------    ------------    ------------    ------------

  Interest income                                 77              93             402             396
                                        ------------    ------------    ------------    ------------
Net loss before taxes                         (2,210)         (2,937)         (8,405)         (7,640)

                                        ------------    ------------    ------------    ------------
Net loss after taxes                    $     (2,210)   $     (2,937)   $     (8,405)   $     (7,640)
                                        ============    ============    ============    ============

Basic and diluted net loss per share:   $      (0.09)   $      (0.13)   $      (0.36)   $      (0.33)
                                        ============    ============    ============    ============

Weighted average shares used in
 computing basic per share net loss           23,719          23,051          23,471          22,827
                                        ============    ============    ============    ============

                                   TVIA, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                        MARCH 31,    MARCH 31,
                                                          2006         2005
                                                       ----------   ----------
                      ASSETS
                      ------

Current Assets:
  Cash and cash equivalents                            $    8,455   $    4,078
  Short term investments                                    4,502       17,664
  Accounts receivable, net                                  3,662          792
  Inventories                                               2,601          598
  Other current assets and prepaid expenses                   902          881
                                                       ----------   ----------
    Total current assets                                   20,122       24,013

Property and Equipment, net                                   928        1,088
Other Assets                                                  303          386
                                                       ----------   ----------

    Total assets                                       $   21,353   $   25,487
                                                       ==========   ==========

       LIABILITIES AND STOCKHOLDERS' EQUITY
       ------------------------------------

Current Liabilities:
  Accounts payable                                     $      802   $      302
  Accrued liabilities and other                             2,721        1,738
  Short-term portion of notes payable                         541          460
                                                       ----------   ----------
    Total current liabilities                               4,064        2,500

  Long-term portion of notes payable                          211          345
                                                       ----------   ----------
    Total liabilities                                       4,275        2,845

Total stockholders' equity                                 17,078       22,642
                                                       ----------   ----------

    Total liabilities and stockholders' equity         $   21,353   $   25,487
                                                       ==========   ==========

                                   TVIA, INC.
                             STATEMENT OF CASH FLOWS
                                 (In thousands)

                                                                  FOR THE TWELVE MONTHS
                                                                      ENDED MARCH 31,
                                                                 ------------------------
                                                                    2006          2005
                                                                 ----------    ----------
Cash Flows from Operating Activities:
    Net loss                                                     $   (8,405)   $   (7,640)
Adjustments to reconcile net loss to net cash
 used in operating activities:
  Depreciation and amortization                                       1,075         1,276
  Loss on disposal of fixed assets                                        -           104
  Write-down of license technology                                        -             -
   Gain on sale of software unit
  Stock based compensation                                            1,959             -
  Stock issued in settlement of lawsuit                                 148             -
  Changes in operating assets and liabilities:
    Accounts receivable                                              (2,870)         (497)
    Inventories                                                      (2,003)            4
    Prepaid expenses and other  assets                                  163           126
    Accounts payable                                                    500           101
    Accrued liabilities and other                                       984         1,081
                                                                 ----------    ----------
      Net cash used in operating activities                          (8,449)       (5,445)
                                                                 ----------    ----------

Cash Flows from Investing Activities:
  Purchase of available-for-sale investments                        (11,968)       (6,137)
  Proceeds from the maturity of available-for-sale investments       25,247        12,324
  Proceeds from sale of software unit                                     -           753
  Purchase of property and equipment                                   (482)         (503)
  Purchase of intangible assets                                           -             -
                                                                 ----------    ----------
  Net cash provided by investing activities                          12,797         6,437
                                                                 ----------    ----------

Cash Flows from Financing Activities:
    Repayments of capital leases                                          -          (493)
    Repayment of note payable                                          (587)            -
    Proceeds from issuance of common stock                              616           320
                                                                 ----------    ----------
    Net cash provided by (used in) financing activities                  29          (173)
                                                                 ----------    ----------

Net increase in cash and cash equivalents                             4,377           819
Cash and cash equivalents at beginning of period                      4,078         3,259
                                                                 ----------    ----------
Cash and cash equivalents at end of period                       $    8,455    $    4,078
                                                                 ==========    ==========

Supplemental Cash Flow Information:
    Interest paid                                                $       48    $       10
                                                                 ==========    ==========
    Note payable issued for the right to use design software     $      519    $      920
                                                                 ==========    ==========

                                   TVIA, INC.
            NON-GAAP CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                    (In thousands, except per share amounts)

                                                      FOR THE THREE MONTHS ENDED   FOR THE TWELVE MONTHS ENDED
                                                               MARCH 31,                     MARCH 31,
                                                     ---------------------------   ---------------------------
                                                         2006           2005           2006           2005
                                                     ------------   ------------   ------------   ------------
Revenues:                                            $      2,760   $      1,046   $      8,333   $      3,281

Cost of revenues:                                             912            553          3,731          1,785

                                                     ------------   ------------   ------------   ------------
Gross profit                                         $      1,848   $        493   $      4,602   $      1,496

                                                     ------------   ------------   ------------   ------------
Operating expenses:
    Research and development                                1,767          2,113          5,299          5,829
    Sales and marketing                                       917            453          2,836          1,338
    General and administrative                                531            957          3,315          2,365
                                                     ------------   ------------   ------------   ------------
    Total operating expenses                                3,215          3,523         11,450          9,532
                                                     ------------   ------------   ------------   ------------

      Operating loss                                 $     (1,367)  $     (3,030)  $     (6,848)  $     (8,036)
                                                     ------------   ------------   ------------   ------------

    Interest income                                            77             93            402            396
                                                     ------------   ------------   ------------   ------------
Net loss before taxes                                      (1,290)        (2,937)        (6,446)        (7,640)

                                                     ------------   ------------   ------------   ------------
Net loss after taxes                                 $     (1,290)  $     (2,937)  $     (6,446)  $     (7,640)
                                                     ============   ============   ============   ============

Basic and diluted net loss per share:                $      (0.05)  $      (0.13)  $      (0.27)  $      (0.33)
                                                     ============   ============   ============   ============

Weighted shares used in computing basic per
 share net loss                                            23,719         23,051         23,471         22,827
                                                     ============   ============   ============   ============

                                   TVIA, INC.
      RECONCILIATIONBETWEEN NET LOSS ON A GAAP BASIS AND NON-GAAP NET LOSS
                    (In thousands, except per share amounts)

                                                      FOR THE THREE MONTHS ENDED   FOR THE TWELVE MONTHS ENDED
                                                               MARCH 31,                     MARCH 31,
                                                     ---------------------------   ---------------------------
                                                         2006           2005           2006           2005
                                                     ------------   ------------   ------------   ------------

GAAP net loss                                        $     (2,210)  $     (2,937)  $     (8,405)  $     (7,640)

Amortization of stock-based compensation                      920              0          1,959              0

                                                     ------------   ------------   ------------   ------------
Non-GAAP net loss                                    $     (1,290)  $     (2,937)  $     (6,446)  $     (7,640)
                                                     ------------   ------------   ------------   ------------

Basic & diluted Non-GAAP net loss per share          $      (0.05)  $      (0.13)  $      (0.27)  $      (0.33)
                                                     ============   ============   ============   ============

Weighted average shares used in computing
basic per share non-GAAP net loss                          23,719         23,051         23,471         22,827
                                                     ============   ============   ============   ============